                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               AMENDMENT NO. 1 TO
                                    FORM S-8

                             REGISTRATION STATEMENT

                                    UNDER THE

                             SECURITIES ACT OF 1933

                            SUPERIOR GALLERIES, INC.
                 (Name of small business issuer in its charter)

                 DELAWARE                                    35-2208007
     (State or other jurisdiction of                      (I.R.S. Employer
      incorporation or organization)                    Identification No.)

                                      5094
                          (Primary Standard Industrial
                               Classification No.)

          9478 WEST OLYMPIC BOULEVARD, BEVERLY HILLS, CALIFORNIA 90212
                                 (310) 203-9855
    (Address and telephone number of Registrant's principal executive offices and principal place of business)
                            -------------------------

                                   JOHN BENSON
                         INTERIM CHIEF FINANCIAL OFFICER
                            SUPERIOR GALLERIES, INC.
                           9478 WEST OLYMPIC BOULEVARD
                         BEVERLY HILLS, CALIFORNIA 90212
                                 (310) 203-9855
            (Name, Address and Telephone Number of Agent for Service)
                            -------------------------

                                   COPIES TO:
                           THOMAS G. BROCKINGTON, ESQ.
                               RUTAN & TUCKER, LLP
                         611 ANTON BOULEVARD, 14TH FLOOR
                          COSTA MESA, CALIFORNIA 92626
                                 (714) 641-5100

                          DEREGISTRATION OF SECURITIES

         In accordance with the registrant's undertaking set forth in the registration statement, effective as of the date and time that this post-effective amendment no. 1 is declared effective, the registrant hereby deregisters such shares of its common stock that were registered on the registration statement (333-118513) but were not sold under the registration statement.

                                   SIGNATURES

         In accordance with the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and authorized this Amendment No. 1 to registration statement to be signed on its behalf by the undersigned, in the city of Beverly Hills, State of California, on May 25, 2007.

                                           SUPERIOR GALLERIES, INC.


                                           By:  /S/ WILLIAM H. OYSTER
                                                -------------------------------
                                                William H. Oyster
                                                Interim Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


           Name                                     Title                               Date

/S/ WILLIAM H. OYSTER               Interim Chief Executive Officer                  May 25, 2007
------------------------------      (principal executive officer) and Director
William H. Oyster

/S/ JOHN BENSON                     Interim Chief Financial Officer,                 May 25, 2007
------------------------------      Secretary (principal accounting officer)
John Benson                         and Director


/S/ SCOTT WILLIAMSON                Interim Chief Operating Officer and              May 25, 2007
------------------------------      Director
Scott Williamson


/S/ DAVID RECTOR                    Director                                         May 25, 2007
------------------------------
David Rector


/S/ MITCHELL STOLTZ                 Director                                         May 25, 2007
------------------------------
Mitchell Stoltz